UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Energy XXI Gulf Coast, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38019	20-4278595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1021 Main Street, Suite 2626
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 351-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 12, 2018, Energy XXI Gulf Coast, Inc. (the “Company” or “EGC”) gave notice to its stockholders that the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) would be held on May 9, 2018 at 9:00 a.m. (Houston time).

As disclosed by the Company in supplemental proxy materials filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2018 (the “Supplemental Materials”), the 2018 Annual Meeting was opened on May 9, 2018 at 9:00 a.m. (Houston time) and then was immediately adjourned, without any action having been taken, to be reconvened on May 17, 2018 at 9:00 a.m. (Houston time) at 1021 Main Street, 1st Floor, Houston, Texas 77002. As indicated in the Supplemental Materials, the purpose of the reconvened meeting was the same as was set forth in the original meeting notice.

Accordingly, the reconvened 2018 Annual Meeting was held on May 17, 2018 at 9:00 a.m. (Houston time).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting, the Company’s stockholders approved the Energy XXI Gulf Coast, Inc. 2018 Long Term Incentive Plan (the “2018 LTIP”), which previously had been approved by the Company’s Board of Directors, subject to stockholder approval. The following paragraphs provide a summary of certain terms of the 2018 LTIP.

The purposes of the 2018 LTIP are to: (i) enhance the profitability of the Company and its affiliates by attracting and retaining highly qualified persons as employees, directors, consultants, independent contractors and agents and (ii) align the interests of persons upon whom the responsibilities of the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the welfare of the Company and its affiliates are of importance, with the interests of stockholders of the Company and its affiliates.

Under the 2018 LTIP, the Company may grant: (i) nonqualified stock options; (ii) incentive stock options (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights (“SARs”); (iv) restricted stock, restricted stock units, and other stock awards (“Stock Awards”); and (v) performance awards. Subject to the terms and conditions of the 2018 LTIP, the number of shares authorized for grants under the 2018 LTIP is 1,919,120 (which includes 59,120 shares available for future issuance under the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan (the “2016 LTIP”) as of the date of the 2018 Annual Meeting), reduced by the aggregate number of shares that become subject to outstanding options, outstanding free-standing SARs, outstanding Stock Awards, and outstanding performance awards denominated in shares of common stock. Under the terms of the 2018 LTIP, no additional awards may be made under the 2016 LTIP since the stockholders have now approved the 2018 LTIP. To the extent that any currently outstanding stock options or restricted stock units granted under the 2016 LTIP (i) expire or terminate, (ii) are canceled or forfeited or (iii) are settled in cash instead of shares, then any underlying shares of common stock that are not issued as a result of those events will become available for award under the 2018 LTIP.

The foregoing description of the 2018 LTIP does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2018 LTIP, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of the close of business on April 10, 2018, the record date for the 2018 Annual Meeting, 33,280,813 shares of the Company’s common stock, par value $0.01 per share, were issued and outstanding and entitled to vote at the 2018 Annual Meeting. Of those shares, 30,415,801 shares (approximately 91.4%) were present in person or by proxy. The proposals are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal No. 1: Election of Directors

The Company’s stockholders voted to elect each of the following persons as directors to serve for a one-year term expiring at the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Michael S. Bahorich	23,235,340	873,944	6,306,517
Douglas E. Brooks	20,892,945	3,216,339	6,306,517
Gabriel L. Ellisor	23,996,886	112,398	6,306,517
Gary C. Hanna	23,992,384	116,900	6,306,517
Stanford Springel	22,366,316	1,742,968	6,306,517
Charles W. Wampler	23,739,856	369,428	6,306,517

Proposal No. 2: Approval of the Company’s 2018 Long Term Incentive Plan

The Company’s stockholders voted to approve the 2018 LTIP. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
18,249,876	5,835,044	24,364	6,306,517

Proposal No. 3: Advisory (Non-binding) Resolution Approving Executive Compensation

The Company’s stockholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K of the rules of the SEC. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,504,568	5,663,117	3,941,599	6,306,517

Proposal No. 4: Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2018

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results were as follows:

For	Against	Abstain
29,471,816	813,563	130,422

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit Number	Description

99.1*†	Energy XXI Gulf Coast, Inc. 2018 Long Term Incentive Plan

*	Filed herewith.
†	Identifies management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018	By:	/s/ Marguerite Woung-Chapman
Marguerite Woung-Chapman Senior Vice President and General Counsel